UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 6, 2007

CreditRiskMonitor.com, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-8601	36-2972588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Executive Boulevard

Valley Cottage, NY 10989

(Address of principal executive offices, including zip code)

(845) 230-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 6, 2007, CreditRiskMonitor.com, Inc. issued a press release relating to, among other things, its financial results for the quarter and nine months ended September 30, 2007. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued on November 6, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDITRISKMONITOR.COM, INC.

Date: November 7, 2007	By: /s/ Lawrence Fensterstock Lawrence Fensterstock Chief Financial Officer